DELAWARE GROUP® GOVERNMENT FUND

Delaware Inflation Protected Bond Fund
(the "Fund")

Supplement to the Fund's Prospectuses
dated November 27, 2009

The following replaces the information in the section entitled, "Dividends, distributions, and taxes" - Dividends and distributions":

The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare dividends and distribute all of its net investment income, if any, to shareholders as dividends monthly. The Fund will distribute net realized capital gains, if any, twice a year. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Please keep this Supplement for future reference.

This Supplement is dated February 26, 2010.